January 18, 2007 Exhibit 99.2

Forward-Looking Information
Please note that the following materials containing information regarding Capital One’s financial performance speak only as of the particular date or dates indicated in these materials. Capital One does not undertake any obligation to update or revise any of the information contained herein whether as a result of new information, future events or otherwise.
Certain statements in this presentation and other oral and written statements made by the Company from time to time, are forward-looking statements, including those that discuss strategies, goals, outlook or other non-historical matters; project revenues, income, returns, earnings per share or other financial measures for Capital One and/or discuss the assumptions that underlie these projects, including future financial and operating results, and the company’s plans, objectives, expectations and intentions. To the extent any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities Litigation Reform Act of 1995. Numerous
factors could cause our actual results to differ materially from those described in forward-looking statements, including, among other things: the risk that Capital One’s acquired businesses will not be integrated successfully; the risk that synergies from such acquisitions may not be fully realized or may take longer to realize than expected; disruption from the acquisitions making it more difficult to maintain relationships with customers, employees or suppliers; changes in the interest rate environment; continued intense competition from numerous providers of products and services which compete with our businesses; an increase or decrease in credit losses; financial, legal, regulatory or accounting changes or actions; general economic conditions affecting consumer income, spending and repayments; changes in our aggregate accounts or consumer loan balances and the growth rate and composition thereof; the amount of deposit growth; changes in the reputation of the credit card industry and/or the company with respect to practices and products; our ability to access the capital markets at attractive rates and terms to fund our operations and future growth;
losses associated with new products or services; the company’s ability to execute on its strategic and operational plans; any significant disruption in our operations or technology platform; our ability to effectively control our costs; the success of marketing efforts; our ability to recruit and retain experienced management personnel; and other factors listed from time to time in reports we file with the Securities and Exchange Commission (the
“SEC”), including, but not limited to, factors set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended
December 31, 2005, and any subsequent quarterly reports on Form 10-Q. You should carefully consider the factors discussed above in evaluating these forward-looking statements. All information in these slides is based on the consolidated results of Capital One Financial Corporation. A reconciliation of any non-GAAP financial measures included in this presentation can be found in the Company’s most recent Form 8-K or Form 10-Q concerning quarterly financial results, available on the Company’s website at www.capitalone.com in Investor Relations under “About Capital One.”
Forward looking statements

2006 Highlights
•
Successful integration of Hibernia
•
Closed acquisition of North Fork
•
Credit environment unusually strong in the U.S. and challenging in the U.K.
•
Enhanced infrastructure throughout much of the company
•
Achieved multiple credit rating upgrades
• Diluted EPS growth of 13% to $7.62
• Organic loan growth of 10% (managed loan growth of 8.4%)
• Ending deposits of $85.8B; approximately 50% of total managed liabilities

We expect to deliver $7.40 to $7.80 in diluted EPS in 2007
Key Assumptions
Credit:
• U.S. unsecured charge-offs return to more
normal levels in 2007
• Stable credit in the banking segment
Interest Rates:
• Yield curve remains relatively flat
• Modest deposit growth
Mortgage Market:
• Cyclical weakness continues in 2007
• Likely impact of Q406 FFIEC guidance
Capital Management:
• Strong capital generation
• $2.25B of share buybacks beginning Q207
North Fork Synergies:
• Pre-tax net synergies of $60M expected in
2007
• Continue to target $275M in pre-tax net
synergies by late 2008
NIAT ($M) EPS
Capital One ex-NFB $2,650-2,770
NFB stand-alone $750-780
NFB Deal Impacts:
Net Synergies $40
Financing Costs ($240)
Expensed Restructuring Charges ($90)
Purchase Accounting ($100)
COF GAAP Earnings $3,010-3,160 $7.40 - $7.80
2007

($Millions except per share data)
2006 managed income statement
Net Interest Income $ 8,940.9 $ 7,655.5 $ 1,285.4 17%
Non-Interest Income 4,903.0 4,559.4 343.6 8%
Total Revenue 13,843.9 12,214.9 1,629.0 13%
Net Charge-offs 3,155.0 3,623.2 (468.2) (13) %
Allowance (Release)/Build 164.1 68.6 95.5 139%
Other (95.2) (24.2) (71.0) n/a
Provision for Loan Losses 3,223.9 3,667.6 (443.7) (12) %
Marketing Expenses 1,444.7 1,379.9 64.8 5%
Operating Expenses 5,522.5 4,338.3 1,184.2 27%
Tax Rate 33.9% 36.1 % n/a 220 bps
Net Income After Tax
(1)
$ 2,414.6 $ 1,809.1 $ 605.5 33%
Shares Used to Compute Diluted EPS 317.0 268.9 n/a n/a
Fully Diluted EPS $ 7.62 $ 6.73 $ 0.89 13%
Net Interest Margin 6.86% 7.81 % n/a (95) bps
Revenue Margin 10.63 12.46 n/a (183) bps
Return on Managed Assets 1.69 1.72 n/a (3) bps
Return on Equity 14.90 17.08 n/a (218) bps

($Millions except per share data)
Fourth quarter 2006 managed income statement
Q406/Q306 Change
Q406 Q306 Q405 $ %/bps
Net Interest Income $ 2,347.3 $ 2,217.8 $ 2,075.2 $ 129.5 6%
Non-Interest Income 1,206.0 1,275.4 1,243.4 (69.4) (5) %
Total Revenue 3,553.3 3,493.2 3,318.6 60.1 2%
Net Charge-offs $ 927.5         $ 806.0         $ 1,066.6      121.5 15%
Allowance Build 114.1         75.0           126.6         39.1 52%
Other (43.5)          (13.1)          (11.4)          (30.4) n/a
Provision for Loan Losses 998.1         867.9         1,181.8      130.2 15%
Marketing Expenses $ 395.7         $ 368.5         $ 447.4         27.2 7%
Operating Expenses 1,590.5      1,358.1      1,241.7      232.4 17%
Tax Rate 31.3% 34.6% 37.3 % n/a (330) bps
Net Income After Tax $ 390.7 $ 587.8 $ 280.3 $ (197.1) (34) %
Shares Used to Compute Diluted EPS (MM) 343.8 310.4 287.7 n/a 10.76%
Diluted EPS $ 1.14 $ 1.89 $ 0.97 $ (0.75) (40) %
Net Interest Margin 6.40% 6.95% 7.53 % n/a (55) bps
Revenue Margin 9.69 10.95 12.04 n/a (126) bps
Return on Managed Assets 0.96 1.68 0.94 n/a (72) bps
Return on Equity 8.53 14.42 8.95 n/a (589) bps

Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06

Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06

Capital One fourth quarter 2006 results

Credit loss and delinquency rates reflect the offsetting impacts of the North Fork acquisition and credit normalization
0%
1%
2%
3%
4%
5%
6%
7%
8%
Monthly Managed
Net Charge-off Rate
0%
1%
2%
3%
4%
5%
6%
7%
8%
Monthly Managed $30+ Day
Delinquency Rate
4.37% 4.13% 4.10% 4.14%
Quarterly
Charge-off
Rate
4.53% 2.65% 2.75%
Bankruptcy
Filing Spike
2.92% 2.99%
3.02%

Credit normalization and loan growth drove modest increases in both provision and allowance
Charge-offs and Allowance for Loan Losses ($Millions)
Finance Charge & Fee Revenue Recognition ($Millions)
Q406/Q306 Change
Q406 Q306 Q405 $ %bps
Managed Net Charge-offs $ 927.5          $ 806.0          $ 1,066.6      $ 121.5 15%
Allowance Build/(Release) 114.1          75.0            126.6          39.1 52%
Other (43.5)           (13.1)           (11.4)           (30.4) n/a
Managed Provision for Loan Losses 998.1          867.9          1,181.8      130.2 15%
Reported Loans $ 96,512 $ 63,612 $ 59,848 $ 32,900 52%
Allowance for Loan Losses 2,180 1,840 1,790 340 18%
Reported $30+  Day Delinquencies 2,648 2,060 1,879 588 29%
Reported $30+  Delinquency Rate 2.74% 3.24% 3.14 % n/a (50) bps
Reported Net Charge-off Rate 2.37 2.36 3.70 n/a 1 bps
Q406/Q306 Change
Q406 Q306 Q405 $ %
Amounts Billed to Customers
   but not Recognized as Revenue $ 248.3 $ 226.3 $ 227.9 $ 22.0 10%

US card continued to deliver solid loan and profit growth in 2006
5.70%
2.93%
3.29%
4.69%
3.39%
3.82%
3.44%
3.86%
3.31%
3.30%
3.53%
3.74%
0%
1%
2%
3%
4%
5%
6%
Q305 Q405 Q106 Q206 Q306 Q406
Credit Risk Metrics
(1) Based on internal allocations of consolidated results
Managed 30+
Delinquency Rate
Managed Net
Charge-off Rate
Highlights
• 2006 NIAT up $214M from 2005
– Q406 NIAT up $100M from Q405
• Risk metrics reflect seasonality and
post-bankruptcy spike normalization
• Managed loans of $54B, up 8.4% from
2005
• Purchase volume up 13% from 2005
– Purchase volume up 7.5% from Q405
• Revenue margin down 105bp from
Q306, and 191bp from Q405
• Despite continued intense competition,
portfolio attrition is at historically low
levels
Net Income After Tax
(1)
($M)
$1,000.8
$1,181.2
$1,387.3
$1,609.4
$1,823.4
$0
$500
$1,000
$1,500
$2,000
2002 2003 2004 2005 2006

3.89%
3.70%
3.90%
3.63%
4.33%
4.09%
2.97%
2.86%
2.82%
2.90%
2.83%
2.93%
0%
1%
2%
3%
4%
5%
6%
Q305 Q405 Q106 Q206 Q306 Q406
GFS continued to deliver strong loan and profit growth in 2006
Credit Risk Metrics
(1) Based on internal allocations of consolidated results
Managed Net
Charge-off Rate
Managed 30+
Delinquency Rate
Highlights
• Net income up $88M, or 47%, in 2006
– Q4 net income of $2M, down $5M from Q405
• Loan growth of $3.6B, or 15%, in 2006
• Revenue margin down 20bp since Q306, and
down 29bp since Q405
• Risk metrics remain relatively stable
• North American GFS businesses continue to
drive strong loan and profit growth
• UK business continues to face a challenging
credit environment
$64.8
$213.1
$186.0
$274.0
($8.1)
($50)
$0
$50
$100
$150
$200
$250
$300
2002 2003 2004 2005 2006
Net Income After Tax
(1)
($M)

2.85%
2.34%
2.54%
3.32%
1.54%
2.35%
6.35%
5.18%
4.55%
3.57%
5.71%
4.65%
0%
1%
2%
3%
4%
5%
6%
7%
Q305 Q405 Q106 Q206 Q306 Q406
Auto Finance delivered strong loan and profit growth in 2006
Credit Risk Metrics
(1) Based on internal allocations of consolidated results
Managed Net
Charge-off Rate
Managed 30+
Delinquency Rate
Highlights
• Net income up $101M, or 76%, in 2006
– Q4 net income $34M, in line with Q405
• $3.1B in originations in Q406
– $22B in managed loans at 12/31/06
• Net interest margin down 16bp from Q306,
and down 95bp from Q405, largely driven by
prime portfolio acquisitions
• Credit metrics reflect expected seasonal
impacts, normalization, and targeted risk
expansion in non-prime
• While competition remains intense as the
industry consolidates, our multi-channel, full-
spectrum strategy enables us to efficiently
grow loans and profits
$10.3
$99.3
$163.8
$132.1
$233.5
$0
$50
$100
$150
$200
$250
2002 2003 2004 2005 2006
Net Income After Tax
(1)
($M)

$35.4 $35.3
$35.7
$35.3
$13.2 $13.2 $13.3
$12.1
$0
$10
$20
$30
$40
Q106 Q206 Q306 Q406
Banking delivered solid and stable performance in 2006
Deposit and Loan Portfolio ($B)
$43.3 $43.3
$46.2 $45.7
$0
$20
$40
$60
Q106 Q206 Q306 Q406
Net Income After Tax
(1)
($M)
(1) Based on internal allocations of consolidated results
Loans
Deposits
Highlights
• NIAT of $45.7M in Q406; $178M in 2006
• Loans grew modestly in the quarter, but were
offset by $1.5B of mortgage sales
• Deposits declined in hurricane impacted
areas, and were partially offset by growth in
the rest of the branch network
• Strong credit in hurricane impacted areas led
to a $26M allowance release
• Opened 39 de novo branches since the
beginning of 2006
– 31 opened in 2006
– 8 opened in early 2007
• Hibernia integration expected to be
completed February 2007 – On track to
achieve 2007 synergies
• North Fork integration underway